                                                                    Exhibit 99.1




                         (i)STAR|FINANCIAL
                                   Creative Capital Solutions(SM)








                                EQUITY OFFERING

                                  October 2001

DISCLAIMER                                              (i)STAR|FINANCIAL [LOGO]
================================================================================

Statements in this presentation which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although iSTAR Financial Inc. (the "Company") believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include completion of pending investments, continued ability to originate new investments, the availability and cost of capital for future investments, competition within the finance and real estate industries, economic conditions, and other risks detailed from time to time in the Company's SEC reports.

OFFERING SUMMARY                                        (i)STAR|FINANCIAL [LOGO]
================================================================================

SHARES OFFERED:                              15 million secondary common shares

RECENT PRICE:                                $25.80

CURRENT DIVIDEND YIELD:                      9.5%

BOOK-RUNNER:                                 Merrill Lynch & Co.

JOINT LEAD MANAGER:                          Lehman Brothers

CO-MANAGERS:                                 Banc of America   Securities LLC
                                             Bear, Stearns & Co. Inc.
                                             Salomon Smith Barney
                                             UBS Warburg

OUR MARKET FOCUS                                        (i)STAR|FINANCIAL [LOGO]
================================================================================

   Dominant provider of structured financing for transactions where corporate credit, real estate and capital markets intersect.

                              CORPORATE TENANT
                                   LEASING

           CORPORATE CREDIT                          REAL ESTATE
               MARKETS                                 MARKETS

                                    iSTAR

              CORPORATE                            STRUCTURED REAL
               FINANCE         CAPITAL MARKETS     ESTATE FINANCE

WHAT WE DO                                              (i)STAR|FINANCIAL [LOGO]
================================================================================

Unique business platform servicing high-end private and corporate owners of real estate who require highly structured financing.


PRICE

      ^  HIGHER EXPERTISE REQUIRED, HIGHER MARGINS ACHIEVABLE

                                                              ($100 bn market)
                                                              iSTAR FINANCIAL
                                                              (few competitors)
                                  ($600 bn market)
                                   LIFE COMPANIES,
                                  COMMERCIAL BANKS
                               (multiple competitors)

      ($250 bn market)
          CONDUITS
      (pure commodity)                                                      --->

--------------------------------------------------------------------------------
                                                                        SERVICE
Efficient Market - Commodity Products   Inefficient Market - Structured Products

WHAT WE DO                                              (i)STAR|FINANCIAL [LOGO]
================================================================================

                                  $4.1 BILLION
                                OWNED RECEIVABLES

            LOANS                                                  LEASES
        $2.4 BILLION                                            $1.7 BILLION

o     46% 1ST MORTGAGES                              o     52% INVESTMENT GRADE

      >     0% - 66% LTV                             o     8.4 YEAR AVERAGE TERM
                                  --------------
o     54% CORPORATE LOANS /       LOANS / LEASES     o     120 INVESTMENTS /
      PARTNERSHIP LOANS /         --------------           162 FACILITIES
      2ND MORTGAGES

      >     57% - 75% LTV

o     68 LOANS / 426 PROPERTIES

WHAT WE DO                                              (i)STAR|FINANCIAL [LOGO]
================================================================================

    Diversified product lines and investment strategy reflect eight years of intensive experience in a very focused, niche lending business.

------------------------------------------------------------------------------------------------------
                                                                              AVERAGE             %
                                                                            INVESTMENT            OF
      PRODUCT LINE                   DESCRIPTION                          SIZE (MILLIONS)      REVENUE
------------------------------------------------------------------------------------------------------
LENDING:
------------------------------------------------------------------------------------------------------
STRUCTURED FINANCE             Institutional-quality single assets.                 $35.2        24.8%
------------------------------------------------------------------------------------------------------
CORPORATE FINANCE              Secured and unsecured loans to public and            $40.5        14.3%
                               private companies.
------------------------------------------------------------------------------------------------------
PORTFOLIO FINANCE              Cross collateralized pools of real estate            $36.9         7.9%
                               assets.
------------------------------------------------------------------------------------------------------
LOAN ACQUISITION               Opportunistic loan purchases.                        $46.5         7.3%
-------------------------------------------------------------------------------------------------=====

                                                                   TOTAL:                        54.3%
------------------------------------------------------------------------------------------------------
LEASING:
------------------------------------------------------------------------------------------------------
CORPORATE TENANT LEASING       Strategic facilities net-leased to                   $14.4        45.7%
                               corporate customers.
------------------------------------------------------------------------------------------------------

SUPERIOR BUSINESS MODEL                                 (i)STAR|FINANCIAL [LOGO]
================================================================================

o NON-COMMODITY FOCUS: Core value proposition: provide level of service, knowledge, creativity and flexibility unavailable from other lenders.

      >     Do not compete on price.

      >     Avoid commodity businesses such as conduit lending, CMBS, RMBS.

o LOWER LEVERAGE, HIGHER ROE: Higher ROA yields higher ROE with lower leverage.

      > Nearly $2 billion of tangible equity capital in place to support future expansion.

o     TAX-ADVANTAGED RETURNS: Tax-exempt structure creates additional benefits.

      > REIT structure provides superior returns on equity at a fraction of the leverage of taxable finance companies.

o MATCH-FUNDING DISCIPLINE: Minimal exposure to changes in interest rates and mismatched maturities.

      >     100 basis point move in short-term rates has no impact on earnings.

o MANAGEMENT EXPERTISE: Management team with leading talent/experience across all key success disciplines - principals, not processors.

      >     Highly disciplined risk management minimizes losses and surprises.

o EQUITY-INCENTIVIZED MANAGEMENT: Employees and directors own approximately $160 million of the Company's common equity.

      >     No one is compensated for production.

MANAGING GROWTH                                         (i)STAR|FINANCIAL [LOGO]
================================================================================

     Structured and originated over $5 billion of financing transactions in eight-year history, with $1.9 billion of volume from repeat customers.

 [The following table was represented by a bar chart in the printed material.]

12/31/95     12/31/96   12/31/97   12/31/98   12/31/99   12/31/00    9/30/01
$768.0(1)    $933.0(1)  $1,210.3   $2,250.1   $3,266.8   $4,283.4   $5,114.9

 iSTAR Financial Predecessors                iSTAR Financial
(Starwood Mezzanine Investors
and Starwood Opportunity Fund
             IV)

----------
(1) Includes third-party senior positions originated, placed and/or structured by SFI.

ASSET QUALITY AND DIVERSIFICATION                       (i)STAR|FINANCIAL [LOGO]
================================================================================

   Asset base broadly diversified by year of origination, asset type, obligor, geography and property type.

             Owned Receivables at September 30, 2001 ($4.1 billion)

======================  ============================  ==========================
    Asset Type               Geographic Region                Property Type
----------------------  ----------------------------  ------------------------

[PIE CHART OMITTED]         [PIE CHART OMITTED]            [PIE CHART OMITTED]

================================================================================

INVESTMENT / UNDERWRITING PROCESS                       (i)STAR|FINANCIAL [LOGO]
================================================================================

o Initial transaction screening and evaluation using proprietary Six Point Methodology(SM).

      >     Transaction Source/Review         >     Structure/Control

      >     Collateral Quality                >     Alternative Investment Test

      >     Equity Sponsor/Corporate Lessee   >     Liquidity/Match Funding


o Intensive underwriting process provides for comprehensive review of potential investments from all key disciplines.

      >     Investments

      >     Credit

      >     Risk Management

      >     Legal

      >     Capital Markets

o     Multi-tiered approval process.

      >     $0 - $30 Million: Management Investment Committee

      >     $30- $50 Million: Board Investment Committee

      >     Over $50 Million: Full Board of Directors

CASE STUDY: PORTFOLIO FINANCE                           (i)STAR|FINANCIAL [LOGO]
================================================================================

San Diego Office Portfolio

--------------------------      ------------------------------------------------

                                o Collateral: Cross collateralized portfolio of downtown office buildings totaling 1.1 million sf.

                                o Equity Sponsor: Southwest Value Partners, a leading private real estate investment firm.

                                o Investment Structure: 1st and 2nd mortgages. [PHOTO]
                                o  Credit Statistics:

                                   >     LTV: 76%.

                                   >     DSCR: 1.94x.

                                o  Match Funding Vehicle: STARs(SM).

                                o  Match Funded ROE: 14.01%.

--------------------------      ------------------------------------------------

CASE STUDY: CORPORATE FINANCE                           (i)STAR|FINANCIAL [LOGO]
================================================================================

140 Apartment Communities

--------------------------      ------------------------------------------------

                                o  Collateral: Diversified portfolio of 140
                                   apartment communities located primarily in 10 major U.S. markets.

                                o Equity Sponsor: Olympus Real Estate, a large institutional private equity firm.

                                   >     $400 million equity investment junior
                                         to iSTAR.
        [PHOTO]
                                o  Investment Structure: Mezzanine

                                o  Credit Statistics:

                                   >     LTV: 59% -77%.

                                   >     DSCR: 1.33x.

                                o  Match Funding Vehicle: Syndicated term loan.

                                o  Match Funded ROE: 22.22%.

--------------------------      ------------------------------------------------

COMPREHENSIVE RISK MANAGEMENT                           (i)STAR|FINANCIAL [LOGO]
================================================================================

iSTAR FINANCIAL HAS ONE OF THE LOWEST LOSS RATIOS Io THE FINANCE INDUSTRY.

o 50+ person risk management team with in-house expertise in asset management, corporate credit, loan servicing, project management and engineering.

o Proactive strategy centered around information sharing, frequent customer contact and "early warning" system.

o Compilation and analysis of asset information is distributed on-line to all iSTAR Financial professionals on a continuous, real-time basis.

o Comprehensive risk rating process that enables us to evaluate, monitor and pro-actively manage asset-specific credit issues and identify credit trends on a portfolio-wide basis.

 [The following table was represented by a bar chart in the printed material.]

                WEIGHTED AVERAGE STRUCTURED FINANCE RISK RATINGS

                        (1=LOWEST RISK; 5=HIGHEST RISK)

Dec-98   Mar-99   Jun-99   Sep-99   Dec-99   Mar-00   Jun-00   Sep-00   Dec-00   Mar-01   Jun-01   Sep-01
 2.71     2.64     2.62     2.63     2.54     2.55     2.55     2.59     2.50     2.53     2.68     2.82

LEASE EXPIRATION PROFILE                                (i)STAR|FINANCIAL [LOGO]
================================================================================

   At September 30, 2001, the weighted average remaining lease term of iSTAR Financial's corporate tenant leasing portfolio was 8.4 years. The portfolio is over 99% leased.

                            Lease Expiration Profile
                             (at September 30, 2001)

 [The following table was represented by a bar chart in the printed material.]

2001        2002        2003         2004        2005        2006         2007        2008        2009
0.7%        2.1%        3.4%         5.0%        2.9%        5.9%         3.8%        1.5%       21.0%

                                                                                                  and
                                                                                               thereafter

(% of Q3'01 annualized total revenue)

POTENTIAL INVESTOR CONSIDERATIONS                       (i)STAR|FINANCIAL [LOGO]
================================================================================

HOTEL LENDING EXPOSURE:

o Hotel lending is not an overly large concentration for the Company. Twelve hotel loans totaling $538 million represent approximately 13% of total assets.

      > All hotel loans have lock boxes and ten of the 12 loans have cash traps that are triggered before debt service coverage gets to 1.0x.

o Leading downtown properties in supply-constrained markets and large, diversified pools of cross collateralized assets.

      > Hotel collateral is broadly diversified with over 110 underlying properties in over 75 geographic markets.

      >     No resort assets.

o Hotel loans averaged over 1.7x TTM actual debt service coverage prior to September 11, creating substantial capacity for large drops in collateral cash flows prior to our loans being impacted.

o $27 million of reserves (excluding insurance and tax reserves). Including these reserves, underlying collateral cash flows would have to decrease by approximately 50% to create 1.0x coverage on our loans.

o     Significant borrower cash equity junior to us.

      >     $752 million of borrower equity underlying our loans.

o Hotel collateral operating performance has steadily improved since September 17 and borrowers have aggressively cut costs.

      > Average occupancy has been steadily increasing, with latest available weekday figure of 70%.

POTENTIAL INVESTOR CONSIDERATIONS                       (i)STAR|FINANCIAL [LOGO]
================================================================================

TECH/TELECOM EXPOSURE:

o     Lending exposure not meaningful (2.9% of 3Q'01 total revenues).

o CTL exposure dominated by leading publicly-traded software, equipment and service companies; no "dot coms."

o 5 of Top 10 CTL exposures are investment grade: IBM, Nokia, Verizon, Mitsubishi and HP.

o CUMULATIVE California CTL rollover through 12/02 just 0.7% of SFI 3Q'01 total revenues.

o SFI's exposure is backed by corporate credit AND hard real estate assets at attractive book basis.

DEEP, BROAD CAPITAL RESOURCES                           (i)STAR|FINANCIAL [LOGO]
================================================================================
--------------------------------------------------------------------------------
                           Secured Credit Facilities
--------------------------------------------------------------------------------

o State-of-the-art, committed revolvers from RBS, Deutsche Bank and Lehman Brothers.

o     $1.9 billion (capacity) in place.

o     $693 million outstanding.

o     Primary source of working capital.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          Unsecured Credit Facilities
--------------------------------------------------------------------------------

o Leading commercial banks, including Bank of America, Deutsche Bank, Fleet and UBS.

o     $300 million (capacity).

o     $0 outstanding.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            Match Funding Facilities
--------------------------------------------------------------------------------

o     iSTAR Asset Receivables (STARsSM).

      >     Recent upgrades strengthen funding capabilities and lower costs.

o Term lending relationships with a dozen commercial banks and insurance companies. Unsecured Corporate Bonds
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           Unsecured Corporate Bonds
--------------------------------------------------------------------------------

o     Ba1 / BB+ / BB+ (positive) senior unsecured credit ratings.

      > Positive credit momentum should lead to investment grade rating within 12-24 months.

      o     $625 million outstanding.
--------------------------------------------------------------------------------

----------
As of September 30, 2001.

CONSERVATIVE FINANCIAL POLICIES                         (i)STAR|FINANCIAL [LOGO]
================================================================================

o SFI's leverage policies provide for a maximum targeted 1.5 - 2.0x book debt/equity ratio.

o Maximum leverage range developed by satisfying the following primary objectives:

      >     15 - 20% sustainable ROE target.

      > Ability to match-fund in long-term, secured debt markets if credit facilities, corporate debt or equity is unavailable.

o     Maintain large equity base.

      >     $1.8 billion tangible book equity.

o     Match-funding discipline: maturities and interest rates.

      > 100 basis point change in short term rates has no impact on adjusted earnings.

o     Comprehensive reserve policies.

      >     No losses experienced to date.

      > Loan loss reserves (including accumulated CTL depreciation) equals 220 basis points of owned receivables.

SUPERIOR RISK-ADJUSTED RETURNS                          (i)STAR|FINANCIAL [LOGO]
================================================================================

    SFI has generated superior risk-adjusted returns on invested capital...

 [The following table was represented by a bar chart in the printed material.]

           9/30/1998  12/31/1998   3/31/1999   6/30/1999  9/30/1999  12/31/1999  3/31/2000  6/30/2000  9/30/2000  12/31/2000
ROAA          6.0%       5.3%         5.9%       6.0%       6.4%        6.5%        6.6%       6.7%       6.7%       6.8%
ROAE         12.3%      13.0%        13.6%      14.1%      14.7%       14.8%       15.1%      15.5%      16.1%      16.7%

           3/31/2001   6/30/2001  9/30/2001
ROAA          7.0%       7.2%        7.2%
ROAE         17.3%      17.5%       17.9%

CONSERVATIVE LEVERAGE                                   (i)STAR|FINANCIAL [LOGO]
================================================================================

              ...while maintaining conservative leverage ratios...

 [The following table was represented by a bar chart in the printed material.]


                9/30/1998  12/31/1998  3/31/1999  6/30/1999  9/30/1999  12/31/1999  3/31/2000  6/30/2000  9/30/2000  12/31/2000
Debt / Equity      1.3x       1.1x        1.2x      1.2x       1.1x       1.1x        1.1x        1.2x       1.2x        1.2x

                 3/31/2001 6/30/2001  9/30/2001
Debt / Equity      1.2x       1.2x        1.3x

SOLID EARNINGS GROWTH                                   (i)STAR|FINANCIAL [LOGO]
================================================================================

         ...and generating solid growth in adjusted earnings per share.

 [The following table was represented by a bar chart in the printed material.]

          9/30/1998  12/31/1998  3/31/1999  6/30/1999  9/30/1999  12/31/1999  3/31/2000  6/30/2000  9/30/2000  12/31/2000
Sales      $ 0.43     $ 0.45      $ 0.46     $ 0.49     $ 0.52      $ 0.60     $ 0.64     $ 0.66     $ 0.68      $ 0.69

          3/31/2001  6/30/2001   9/30/2001
Sales      $ 0.71     $ 0.72      $ 0.73

----------
Adjusted Earnings = Net Income + Depreciation + Amortization.

THREE SOURCES OF INVESTOR UPSIDE                        (i)STAR|FINANCIAL [LOGO]
================================================================================

o     Continued earnings growth and attractive dividend.

o     Multiple expansion based on compelling valuation relative to peer group.

                                                                                               ($ IN MILLIONS, EXCEPT SHARE PRICE)
----------------------------------------------------------------------------------------------------------------------------------
                                                 Share        Common
                                                 Price       Market Cap.      LTM         Price/                          Dividend
Company                              Ticker    (10/15/01)     ($ MM)        AEPS (1)       AEPS      ROAA       ROAE       Yield
---------------------------          ------    ----------    ----------     --------      ------     ----       ----      --------
iSTAR Financial                       SFI        $25.80       $2,277         $2.80          9.2x      7%         18%         9.5%

Allied Capital Corp. (2)              ALD         22.40        2,109          2.12         10.6x      9%         16%         9.1%
American Capital Strategies           ACAS        26.90          914          2.17         12.4x      9%         12%         8.3%
                                                                                          ------     ----       ----
ALD/ACAS AVERAGE                                                                           11.5X      9%         14%

Heller Financial, Inc. (3)            HF          35.90        3,527          3.35         10.7x      2%         16%         1.1%

iSTAR FINANCIAL @ ALD/ACAS AVERAGE                                                        $32.17

----------
Source: Public filings as of 6/30/01; figures are last 12 months; share count is diluted outstanding.
(1)   Adjusted Earnings = Net Income + Depreciation + Amortization.
(2)   ROAA and ROAE exclude net unrealized gains.
(3) Heller price as of 7/27/01, one-day prior to acquisition announcement by GE Capital Corp. at $53.75 per share. 16.0x LTM AEPS transaction multiple.

THREE SOURCES OF INVESTOR UPSIDE                        (i)STAR|FINANCIAL [LOGO]
================================================================================

o Significant ratings upside potential. iSTAR Financial outscores the A-rated finance company peer group on both risk and profitability metrics.

--------------------------------------------------------------------------------
                                              iSTAR      PEER GROUP   PEER GROUP
                                            FINANCIAL      MEAN(1)     MEDIAN(1)
--------------------------------------------------------------------------------
SENIOR UNSECURED CREDIT RATING              BA1 / BB+      A3 / A-      A3 / A-
--------------------------------------------------------------------------------
TANGIBLE BOOK EQUITY ($ IN MILLIONS)        $   1,821    $   1,833    $   1,421
--------------------------------------------------------------------------------
TOTAL LIABILITIES / TANGIBLE EQUITY              1.3X         8.5x         8.1x
--------------------------------------------------------------------------------
EBIDA / INTEREST                                 2.7X         1.7x         1.6x

ROAA                                             7.2%         1.4%         1.3%
--------------------------------------------------------------------------------
ROAE                                            17.9%        10.6%        10.3%
--------------------------------------------------------------------------------
G&A / REVENUE                                    5.5%        19.1%        18.8%

RATING AGENCY RISK-BASED CAPITAL
ADEQUACY SCORE                                   2.43         0.89         0.94
--------------------------------------------------------------------------------

----------
(1) Peer Group includes CIT Group Inc., GATX Capital, Heller Financial and Textron Financial.

INVESTMENT HIGHLIGHTS                                   (i)STAR|FINANCIAL [LOGO]
================================================================================

o Largest independent finance company in attractive $100 - $150 billion market niche.

o     Consistent, eight-year track record of superior results.

o Intensive risk management and employee ownership lead to best loss performance in finance industry.

o     Significant upside potential for investors from:

      >     Strong total rate of return (growth and dividends).

      >     Multiple expansion.

      >     Ratings upgrade.